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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



   Date of report (Date of earliest event reported) October 28, 2004
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                                    SPSS Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                 000-22194                    36-2815480
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(State or Other Jurisdiction       (Commission                (I.R.S. Employer
      of Incorporation)            File Number)              Identification No.)

233 South Wacker Drive, Chicago, Illinois                          60606
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (312) 651-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01:  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            The board of directors of SPSS Inc., a Delaware corporation ("SPSS"), approved an amendment and restatement of the SPSS 2002 Equity Incentive Plan (the "Plan") in the form of the Amended and Restated 2002 Equity Incentive Plan (the "Amended and Restated Plan"), subject to approval by SPSS stockholders at the 2004 annual meeting of stockholders. The SPSS stockholders approved the Amended and Restated Plan at the 2004 annual meeting of stockholders which took place on October 28, 2004.

         A description of the material terms and a copy of the Amended and Restated Plan was included in the SPSS definitive proxy statement relating to the 2004 annual meeting of stockholders. This definitive proxy statement was filed with the Securities and Exchange Commission on September 28, 2004.

         On October 29, 2004, SPSS filed a Registration Statement on Form S-8 (File No. 333-120066) registering the additional shares of common stock to be issued under the Amended and Restated Plan. A copy of the Amended and Restated Plan is filed as Exhibit 10.47 to the Registration Statement on Form S-8.


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                                   signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SPSS INC.

                                    By: /s/ Raymond H. Panza
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                                        Raymond H. Panza
                                        Executive Vice President, Corporate
                                        Operations, Chief Financial Officer,
Dated: November 30, 2004                and Secretary








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